UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                 August 23, 2004
                           ---------------------------
                Date of report (Date of earliest event reported)


                                   ADVO, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   1-11720              06-0885252
  (State or other jurisdiction     (Commission            (IRS Employer
of incorporation or organization)   file number)        Identification No.)


                One Targeting Centre, Windsor, Connecticut 06095
                ------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (860) 285-6100
                                                    ----------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ___ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

 ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

 ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

 ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01    OTHER EVENTS
             ------------

Attached as Exhibit 99.1 is a press release issued by the Company on August 23, 2004.




ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

       (c)   Exhibits.


Exhibit No.    Description
-----------    -----------

99.1           Press release dated August 23, 2004, issued by the Company.







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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.







                                         ADVO, Inc.
Date: August 23, 2004
                                         By /s/ DONALD E. MCCOMBS
                                            ---------------------
                                                Donald E. McCombs
                                                Executive Vice President -
                                                President, Operations Group and
                                                Acting Chief Financial Officer










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


                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                  Description
-----------                  -----------

   99.1 Press release dated August 23, 2004, issued by the Company.